                                                                EXHIBIT 99.11(a)

                       Vedder, Price, Kaufman & Kammholz
                            222 North LaSalle Street
                            Chicago, Illinois 60601
                                 (312) 609-7500



                                        October 17, 1996


Nuveen Flagship Multistate Trust I
333 West Wacker Drive
Chicago, Illinois 60606

  RE:  NUVEEN FLAGSHIP MULTISTATE TRUST I
       REGISTRATION STATEMENT ON FORM N-14
       (REGISTRATION NO. 333-09521 AND 811-07747)
       - NUVEEN FLAGSHIP ARIZONA MUNICIPAL BOND FUND

Ladies and Gentlemen:

     We are acting as counsel for Nuveen Flagship Multistate Trust I, a Massachusetts business trust (the "Trust"), in connection with the Trust's filing of a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission covering the registration of shares of beneficial interest, $.01 par value per share, (the "Shares") of the Trust designated Nuveen Flagship Arizona Municipal Bond Fund, pursuant to the proposed reorganization by and between the Nuveen Multistate Tax-Free Trust (an "Acquired Trust"), a Massachusetts business trust, on behalf of its series of shares designated Nuveen Arizona Tax-Free Value Fund, the Flagship Tax Exempt Funds Trust (an "Acquired Trust"), a Massachusetts business trust, on behalf of its series of shares designated Flagship Arizona Double Tax Exempt Fund, and the Trust, as described in the Registration Statement and pursuant to that certain Agreement and Plan of Reorganization and Liquidation entered into between the Trust and the Acquired Trusts as of October 15, 1996 (the "Agreement").

     In that capacity, we have examined such business trust records, certificates and other documents, and have made such other factual and legal investigations as we have deemed necessary and appropriate for the purposes of this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as certified copies or photocopies and the authenticity of the originals of such latter documents. Insofar as this opinion pertains to matters governed by the laws of the Commonwealth of Massachusetts, we are relying, with your consent, upon the opinion of Bingham, Dana & Gould, LLP dated October 17, 1996, which opinion is satisfactory in substance and form to us.

VEDDER PRICE

Nuveen Flagship Multistate Trust I
October 17, 1996
Page 2


Based upon the foregoing, it is our opinion that:

(1) The Trust is a Massachusetts business trust duly organized and existing under the laws of the Commonwealth of Massachusetts.

(2) The Shares, when issued and sold in accordance with the Trust's Declaration of Trust, all amendments thereto, and By-Laws and for the consideration described in the Agreement, will be legally issued, fully paid and non-assessable, except that, as set forth in the Registration Statement, shareholders of the Trust may under certain circumstances be held personally liable for its obligations.

We hereby consent to the filing of this opinion as Exhibit 11(a) to the Registration Statement and to the references to us under the caption "Legal Opinions" in the Joint Proxy Statement - Prospectus contained in the Registration Statement.

                                        Respectfully submitted,



                                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ

                       Vedder, Price, Kaufman & Kammholz
                            222 North LaSalle Street
                            Chicago, Illinois 60601
                                 (312) 609-7500



                                        October 17, 1996


Nuveen Flagship Multistate Trust I
333 West Wacker Drive
Chicago, Illinois 60606

  RE:  NUVEEN FLAGSHIP MULTISTATE TRUST I
       REGISTRATION STATEMENT ON FORM N-14
       (REGISTRATION NO. 333-09521 AND 811-07747)
       - NUVEEN FLAGSHIP FLORIDA MUNICIPAL BOND FUND

Ladies and Gentlemen:

     We are acting as counsel for Nuveen Flagship Multistate Trust I, a Massachusetts business trust (the "Trust"), in connection with the Trust's filing of a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission covering the registration of shares of beneficial interest, $.01 par value per share, (the "Shares") of the Trust designated Nuveen Flagship Florida Municipal Bond Fund, pursuant to the proposed reorganization by and between the Nuveen Multistate Tax-Free Trust (an "Acquired Trust"), a Massachusetts business trust, on behalf of its series of shares designated Nuveen Florida Tax-Free Value Fund, the Flagship Tax Exempt Funds Trust (an "Acquired Trust"), a Massachusetts business trust, on behalf of its series of shares designated Flagship Florida Double Tax Exempt Fund, and the Trust, as described in the Registration Statement and pursuant to that certain Agreement and Plan of Reorganization and Liquidation entered into between the Trust and the Acquired Trusts as of October 15, 1996 (the "Agreement").

     In that capacity, we have examined such business trust records, certificates and other documents, and have made such other factual and legal investigations as we have deemed necessary and appropriate for the purposes of this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as certified copies or photocopies and the authenticity of the originals of such latter documents. Insofar as this opinion pertains to matters governed by the laws of the Commonwealth of Massachusetts, we are relying, with your consent, upon the opinion of Bingham, Dana & Gould, LLP dated October 17, 1996, which opinion is satisfactory in substance and form to us.

VEDDER PRICE

Nuveen Flagship Multistate Trust I
October 17, 1996
Page 2


     Based upon the foregoing, it is our opinion that:

(1) The Trust is a Massachusetts business trust duly organized and existing under the laws of the Commonwealth of Massachusetts.

(2) The Shares, when issued and sold in accordance with the Trust's Declaration of Trust, all amendments thereto, and By-Laws and for the consideration described in the Agreement, will be legally issued, fully paid and non-assessable, except that, as set forth in the Registration Statement, shareholders of the Trust may under certain circumstances be held personally liable for its obligations.

We hereby consent to the filing of this opinion as Exhibit 11(a) to the Registration Statement and to the references to us under the caption "Legal Opinions" in the Joint Proxy Statement - Prospectus contained in the Registration Statement.

                                        Respectfully submitted,



                                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ

                       Vedder, Price, Kaufman & Kammholz
                            222 North LaSalle Street
                            Chicago, Illinois 60601
                                 (312) 609-7500



                                        October 17, 1996


Nuveen Flagship Multistate Trust I
333 West Wacker Drive
Chicago, Illinois 60606

  RE:  NUVEEN FLAGSHIP MULTISTATE TRUST I
       REGISTRATION STATEMENT ON FORM N-14
       (REGISTRATION NO. 333-09521 AND 811-07747)
       - NUVEEN FLAGSHIP PENNSYLVANIA MUNICIPAL BOND FUND

Ladies and Gentlemen:

     We are acting as counsel for Nuveen Flagship Multistate Trust I, a Massachusetts business trust (the "Trust"), in connection with the Trust's filing of a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission covering the registration of shares of beneficial interest, $.01 par value per share, (the "Shares") of the Trust designated Nuveen Flagship Pennsylvania Municipal Bond Fund, pursuant to the proposed reorganization by and between the Nuveen Multistate Tax-Free Trust (an "Acquired Trust"), a Massachusetts business trust, on behalf of its series of shares designated Nuveen Pennsylvania Tax-Free Value Fund, the Flagship Tax Exempt Funds Trust (an "Acquired Trust"), a Massachusetts business trust, on behalf of its series of shares designated Flagship Pennsylvania Triple Tax Exempt Fund, and the Trust, as described in the Registration Statement and pursuant to that certain Agreement and Plan of Reorganization and Liquidation entered into between the Trust and the Acquired Trusts as of October 15, 1996 (the "Agreement").

     In that capacity, we have examined such business trust records, certificates and other documents, and have made such other factual and legal investigations as we have deemed necessary and appropriate for the purposes of this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as certified copies or photocopies and the authenticity of the originals of such latter documents. Insofar as this opinion pertains to matters governed by the laws of the Commonwealth of Massachusetts, we are relying, with your consent, upon the opinion of Bingham, Dana & Gould, LLP dated October 17, 1996, which opinion is satisfactory in substance and form to us.

VEDDER PRICE

Nuveen Flagship Multistate Trust I
October 17, 1996
Page 2


Based upon the foregoing, it is our opinion that:

(1) The Trust is a Massachusetts business trust duly organized and existing under the laws of the Commonwealth of Massachusetts.

(2) The Shares, when issued and sold in accordance with the Trust's Declaration of Trust, all amendments thereto, and By-Laws and for the consideration described in the Agreement, will be legally issued, fully paid and non-assessable, except that, as set forth in the Registration Statement, shareholders of the Trust may under certain circumstances be held personally liable for its obligations.

We hereby consent to the filing of this opinion as Exhibit 11(a) to the Registration Statement and to the references to us under the caption "Legal Opinions" in the Joint Proxy Statement - Prospectus contained in the Registration Statement.

                                        Respectfully submitted,



                                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ

                       Vedder, Price, Kaufman & Kammholz
                            222 North LaSalle Street
                            Chicago, Illinois 60601
                                 (312) 609-7500



                                        October 17, 1996


Nuveen Flagship Multistate Trust I
333 West Wacker Drive
Chicago, Illinois 60606

  RE:  NUVEEN FLAGSHIP MULTISTATE TRUST I
       REGISTRATION STATEMENT ON FORM N-14
       (REGISTRATION NO. 333-09521 AND 811-07747)
       - NUVEEN FLAGSHIP VIRGINIA MUNICIPAL BOND FUND

Ladies and Gentlemen:

     We are acting as counsel for Nuveen Flagship Multistate Trust I, a Massachusetts business trust (the "Trust"), in connection with the Trust's filing of a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission covering the registration of shares of beneficial interest, $.01 par value per share, (the "Shares") of the Trust designated Nuveen Flagship Virginia Municipal Bond Fund, pursuant to the proposed reorganization by and between the Nuveen Multistate Tax-Free Trust (an "Acquired Trust"), a Massachusetts business trust, on behalf of its series of shares designated Nuveen Virginia Tax-Free Value Fund, the Flagship Tax Exempt Funds Trust (an "Acquired Trust"), a Massachusetts business trust, on behalf of its series of shares designated Flagship Virginia Double Tax Exempt Fund, and the Trust, as described in the Registration Statement and pursuant to that certain Agreement and Plan of Reorganization and Liquidation entered into between the Trust and the Acquired Trusts as of October 15, 1996 (the "Agreement").

     In that capacity, we have examined such business trust records, certificates and other documents, and have made such other factual and legal investigations as we have deemed necessary and appropriate for the purposes of this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as certified copies or photocopies and the authenticity of the originals of such latter documents. Insofar as this opinion pertains to matters governed by the laws of the Commonwealth of Massachusetts, we are relying, with your consent, upon the opinion of Bingham, Dana & Gould, LLP dated October 17, 1996, which opinion is satisfactory in substance and form to us.

VEDDER PRICE

Nuveen Flagship Multistate Trust I
October 17, 1996
Page 2


Based upon the foregoing, it is our opinion that:

(1) The Trust is a Massachusetts business trust duly organized and existing under the laws of the Commonwealth of Massachusetts.

(2) The Shares, when issued and sold in accordance with the Trust's Declaration of Trust, all amendments thereto, and By-Laws and for the consideration described in the Agreement, will be legally issued, fully paid and non-assessable, except that, as set forth in the Registration Statement, shareholders of the Trust may under certain circumstances be held personally liable for its obligations.

     We hereby consent to the filing of this opinion as Exhibit 11(a) to the Registration Statement and to the references to us under the caption "Legal Opinions" in the Joint Proxy Statement - Prospectus contained in the Registration Statement.

                                        Respectfully submitted,



                                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ